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                                                                 EXHIBIT 10.2

                                                                 EXECUTION COPY



                      ELEVENTH AMENDMENT TO FOURTH AMENDED
                          AND RESTATED CREDIT AGREEMENT

                  This Eleventh Amendment to Fourth Amended and Restated Credit Agreement dated as of May 15, 1997 (this "Amendment"), is entered into among JPS TEXTILE GROUP, INC., a Delaware corporation (the "Company"), JPS ELASTOMERICS CORP., a Delaware corporation ("JEC"), and JPS CONVERTER AND INDUSTRIAL CORP., a Delaware corporation ("JCIC" and, together with JEC, the "Borrowing Subsidiaries"), JPS AUTO INC., a Delaware corporation ("JPS Auto"), JPS CARPET CORP., a Delaware corporation ("JCC"), INTERNATIONAL FABRICS, INC., a Delaware corporation ("International Fabrics"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (collectively referred to herein, together with their respective successors and assigns, as the "Senior Lenders" and individually as a "Senior Lender"), CITIBANK, N.A., in its separate capacity as agent for the Senior Lenders hereunder (in such capacity, the "Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its separate capacity as co- agent and collateral agent for the Senior Lenders (in such capacity, the "Collateral Agent"), and amends the Fourth Amended and Restated Credit Agreement dated as of June 24, 1994, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 4, 1994, the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 21, 1994, the Third Amendment to Fourth Amended and Restated Credit Agreement dated as of May 31, 1995, the Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of October 28, 1995, the Fifth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 6, 1996, the Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 15, 1996, the Seventh Amendment to Fourth Amended and Restated Credit Agreement dated as of July 22, 1996, the Eighth Amendment to Fourth Amended and Restated Credit Agreement dated as of September 6, 1996, the Ninth Amendment to Fourth Amended and Restated Credit Agreement dated as of February 21, 1997 and the Tenth Amendment to Fourth Amended and Restated Credit Agreement dated as of April 29, 1997 (as so amended, the "Credit Agreement"), entered into among the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Borrowing Subsidiaries have requested the Agent, the Collateral Agent and the Senior Lenders (i) to amend the definition of "Revolving Credit Termination Date" to extend the Revolving Credit Termination Date


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(in the absence of a commencement of the Case or a termination of the
Commitments pursuant to Sections 9.02(a) or 11.13 of the Credit Agreement) from May 16, 1997 to July 16, 1997 and (ii) to amend Section 7.05 of the Credit Agreement to change the limitation on the amount of dividends or loans that may be made by the Borrowing Subsidiaries to the Company for the purposes specified in such section;

                  NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the other Subsidiaries of the Company party hereto, the Senior Lenders party hereto, the Agent and the Collateral Agent agree as follows:

                  SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is, effective as determined pursuant to
Section 3 hereof, hereby amended as follows:

                  1.011 Section 1.01 of the Credit Agreement is amended by deleting the definition of "Revolving Credit Termination Date" in its entirety and substituting the following definition therefor:

                           "Revolving Credit Termination Date" shall mean the earlier of (i) July 16, 1997 and (ii) the date of termination of the Commitments pursuant to Section 9.02(a) or Section 11.13; provided, however, that in the event the Company commences the Case, the "Revolving Credit Termination Date" shall mean the earliest to occur of
         (x) November 1, 1997, (y) the Effective Date of Reorganization and (z) the date of termination of the Commitments pursuant to Section 9.02(a) or Section 11.13.

                  1.012 Section 7.05 of the Credit Agreement is amended by deleting the proviso at the end of such section and replacing it with the following:

         provided, however, that in no event shall the aggregate amount of dividends or distributions made pursuant to clauses (b), (c), (d), (e) and, solely after the commencement of the Case, (g) of this Section 7.05, together with any loans for the purposes specified in such clauses made by the Borrowing Subsidiaries to the Company pursuant to
         Section 7.01(ix), exceed $5,000,000 during the term of the Revolving Credit Facility.

                  1.013 Section 7.06 of the Credit Agreement is amended by deleting the proviso at the end of clause (i) of the proviso to such section and replacing it with the following:

         provided, however, after the effective date of the Extension Amendment, the Company shall be only permitted to pay up to $450,000 of the management fee payable in respect of Fiscal Year 1996 when such fee becomes due and payable and shall

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         not be permitted to pay any remaining portion of such fee
         during the term of the Revolving Credit Facility

                  1.014 Section 8.06 of the Credit Agreement is amended by deleting the date "May 16, 1997" contained in the proviso to such section added pursuant to the Tenth Amendment to Fourth Amended and Restated Credit Agreement dated as of April 30, 1997 and replacing it with the date "July 16, 1997".

                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Eleventh Amendment Effective Date") when following conditions precedent have been satisfied:

                  1.021 The Agent shall have received this Amendment (executed by the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent), and such other notices, documents and agreements as are reasonably requested by the Agent or any of the Senior Lenders relating to the transactions contemplated by this Amendment.

                  1.022 Each of the representations and warranties made by the Company or any of the Borrowing Subsidiaries in or pursuant to the Credit Agreement, as amended by this Amendment, this Amendment, the Collateral Documents and the other Loan Documents to which the Company or any of the Borrowing Subsidiaries is a party or by which the Company or any of the Borrowing Subsidiaries is bound, shall be true and correct in all material respects on and as of the Eleventh Amendment Effective Date (except for (i) any such representations and warranties which expressly speak only as of a different date, (ii) changes permitted or contemplated by the Credit Agreement and (iii) those representations and warranties applicable to the Company contained in clauses (e), (k), (l) and (o) of Section 4.01 of the Credit Agreement solely as a result of the Company's inability to make any payments under the Subordinated Indebtedness when due).

                  1.023 No Event of Default or Potential Event of Default shall have occurred and be continuing on the Eleventh Amendment Effective Date (other than an Extension Event of Default).

                  1.024 The Borrowing Subsidiaries shall have paid any fees due and payable to the Agent, the Collateral Agent and/or the Senior Lenders on or prior to the Eleventh Amendment Effective Date.

                  SECTION 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Senior Lenders that (a) as of the date hereof no Event of Default or Potential Event of Default (other than an Extension Event of Default) shall have occurred and be continuing and (b) all of the representations and warranties of the Loan Parties contained in subsections 4.01(a)
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through (dd) of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (except for (i) any such representations and warranties which expressly speak only as of a different date, (ii) changes permitted or contemplated by the Credit Agreement and (iii) those representations and warranties referred to in clause (iii) of Section 2.02 hereof).

                  SECTION 4.  Reference to and Effect on the Loan
Documents.

                  1.041 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  1.042 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                  1.043 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender, the Agent or the Collateral Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

                  SECTION 5. Releases. In further consideration of the Senior Lenders' execution of this Amendment, each of the Company, the Borrowing Subsidiaries and each of the other Subsidiaries of the Company party hereto hereby releases the Agent, the Collateral Agent and the Senior Lenders and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Company or any of the Borrowing Subsidiaries may have against the Releasees which arise from or relate to any actions or inactions that the Releasees may have taken prior to the date hereof with respect to the Obligations, any Collateral, the Credit Agreement, any Loan Document and any third parties liable in whole or in part for the Obligations. For purposes of the release contained in this section, the terms "Company," and "Borrowing Subsidiary" shall mean and include the Company's and each Borrowing Subsidiary's respective successors and assigns, including, without limitation, any trustees acting on behalf of such parties.


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                  SECTION 6. Costs and Expenses. Each Borrowing Subsidiary
agrees to pay on demand in accordance with the terms of Section 11.03 of the Credit Agreement all costs and expenses of the Agent and the Collateral Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent with respect thereto.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same original agreement.

                  SECTION 8. Consent. By its signature below, each of JPS Auto, JCC and International Fabrics consents to this Amendment in its capacity as a guarantor under the JPS Auto Guaranty, the Carpet Guaranty and the International Fabrics Guaranty, respectively, and each hereby affirms its obligations under such guaranties and under each of the other Loan Documents to which it is a party.

                  SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

                                             JPS TEXTILE GROUP, INC.


                                             By: /s/ David H. Taylor
                                                -------------------------------
                                                 Title: EVP-Finance & Secretary

                                             JPS ELASTOMERICS CORP.


                                             By: /s/ David H. Taylor
                                                -------------------------------
                                                Title:  Vice President

                                             JPS CONVERTER AND INDUSTRIAL CORP.


                                             By: /s/ David H. Taylor
                                                -------------------------------
                                                 Title: Vice President


                                             JPS AUTO INC.


                                             By: /s/ David H. Taylor
                                                -----------------------------
                                                Title:  Vice President


                                             JPS CARPET CORP.


                                             By: /s/ David H. Taylor
                                                -----------------------------
                                                Title:  Vice President


                                             INTERNATIONAL FABRICS, INC.


                                             By: /s/ David H. Taylor
                                                -----------------------------
                                                Title:  Vice President


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                                            Senior Lenders:
                                            --------------

                                            CITIBANK, N.A., as Agent and as a
                                            Senior Lender


                                            By: /s/ Brenda J. Cotsen
                                               --------------------------------
                                                Attorney-in-Fact


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Collateral Agent
                                            and as a Senior Lender


                                            By: /s/ Rick Luck
                                               --------------------------------
                                                Vice President, being duly
                                                authorized


                                            HELLER FINANCIAL, INC.


                                            By: /s/ Frank J. Ross
                                               ------------------------------
                                                Title:

                                            THE BANK OF NEW YORK COMMERCIAL
                                            CORPORATION


                                            By: /s/ Frank Imperato
                                               ------------------------------
                                                Title:

                                            NATIONSBANK OF GEORGIA, N.A.


                                            By: /s/ David J. Sapp
                                               -------------------------------
                                                Title:



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